UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2021

CV SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54677	80-0944970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10070 Barnes Canyon Road
San Diego, California 92121
(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2021, CV Sciences, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 1 to the Executive Employment Agreement (the “Agreement”) with Joerg Grasser, the Company’s current Chief Financial Officer. This Agreement amends and supersedes certain sections of the Executive Employment Agreement dated December 26, 2018 (the "2018 Agreement"), by and between the Company and Mr. Grasser.

Mr. Grasser will continue to serve as the Company’s Chief Finanical Officer pursuant to the terms and conditions of the Agreement. The Agreement provides for an annual base salary of $325,000 (the “Base Salary”), provided that the Company shall pay Mr. Grasser a reduced salary of $250,000 and accrue as deferred compensation the difference between the salary actually paid and the Base Salary.

In the event the Agreement is terminated upon consummation of a change of control, the Company shall pay Mr. Grasser all salary then due and payable through the date of termination and all unpaid deferred compensation. In addition, the Company shall pay Mr. Grasser a lump sum cash payment equal to two (2) times $325,000, which represents the Base Salary in effect for Mr. Grasser in 2021. However, Mr. Grasser, would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with a termination of the Agreement upon consummation of a change of control.

The foregoing description of the terms of the Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

Exhibit No.	Exhibit
10.1	Executive Employment Agreement, dated July 26, 2021, by and between CV Sciences, Inc., and Joerg Grasser

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2021

CV SCIENCES, INC.

By: /s/ Joseph Dowling
Joseph Dowling
Chief Executive Officer

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